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                                                                    Exhibit 99.1


                                        Pioneer-Standard Electronics, Inc.
                                         Consolidated Statements of Income


                                                                                Year Ended March 31
                                                              -------------------------------------------------------
(Dollars In Thousands, Except Per Share Data)                    2001                  2000                  1999
                                                              -----------           -----------           -----------
Net Sales                                                     $ 2,901,353           $ 2,560,711           $ 2,267,615

Operating Costs and Expenses:
     Cost of goods sold                                         2,468,571             2,170,684             1,918,792
     Warehouse, selling and
       administrative expenses                                    318,400               289,631               264,196
     Writedown of fixed assets                                     14,200                     -                     -
                                                              -----------           -----------           -----------
          Operating Income                                        100,182               100,396                84,627

Other (Income) Expense
     Other income                                                    (480)               (1,058)                 (294)
     Gain on sale of assets                                             -                (1,845)                    -
     Interest expense                                              33,578                26,074                24,253
                                                              -----------           -----------           -----------

Income Before Income Taxes                                         67,084                77,225                60,668
     Provision for income taxes                                    26,124                31,210                24,018
     Distributions on mandatorily
       redeemable convertible trust
       preferred securities, net of tax                             5,914                 5,870                 5,841
                                                              -----------           -----------           -----------
Income Before Extraordinary Charge                            $    35,046           $    40,145           $    30,809
     Extraordinary charge for early
       extinguishment of debt, net of tax                            (470)                    -                     -
                                                              -----------           -----------           -----------
Net Income                                                    $    34,576           $    40,145           $    30,809
                                                              ===========           ===========           ===========
PER SHARE DATA:
Income Before Extraordinary Charge - Basic                    $      1.31           $      1.52           $      1.17
  Extraordinary charge                                               (.02)                    -                     -
                                                              -----------           -----------           -----------
Net Income - Basic                                            $      1.29           $      1.52           $      1.17
                                                              ===========           ===========           ===========
Income Before Extraordinary Charge -
    Diluted                                                   $      1.12           $      1.27           $      1.03
      Extraordinary charge                                           (.01)                    -                     -
                                                              -----------           -----------           -----------
Net Income - Diluted                                          $      1.11           $      1.27           $      1.03
                                                              ===========           ===========           ===========
Weighted Average Shares Outstanding:
    Basic                                                      26,793,457            26,409,156            26,350,690
    Diluted                                                    36,615,950            36,178,307            35,711,374
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